Exhibit 99.1

May 6, 2008

Valley National Bancorp

Information For Investors And Shareholders

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words “will,” “may,” “should,” “continue,” “believes,” “expects,” “anticipates” or similar expressions identify forward looking statements. Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events. Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:

unanticipated changes in the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; the occurrence of an other-than-temporary impairment to investment securities classified as available for sale or held to maturity; stronger competition from banks, other financial institutions and other companies; changes in loan, investment and mortgage prepayment assumptions; insufficient allowance for credit losses; a higher level of net loan charge-offs and delinquencies than anticipated; a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume; a change in legal and regulatory barriers including issues related to compliance with anti-money laundering (“AML”) and bank secrecy act (“BSA”) laws; adoption, interpretation and implementation of new or pre-existing accounting pronouncements; the development of new tax strategies or the disallowance of prior tax strategies; operational risks, including the risk of fraud by employees or outsiders and unanticipated litigation pertaining to Valley’s fiduciary responsibility; the inability to successfully implement new lines of business or new products and services; failure to obtain shareholder or regulatory approval for the merger of Greater Community with Valley; the inability to realize expected cost savings and synergies from the merger of Greater Community and Valley in the amounts and timeframe anticipated; material adverse changes in Valley’s or Greater Community’s operations or earnings; and the inability to retain Greater Community’s customers or employees.

NOTE: Valley disclaims any obligation to update or revise forward looking statements for any reason.

2

Overview of Valley National Bancorp

80 Years—Commercial Bank

Management Longevity/Ownership

Office of the Chairman – total of 146 years, 24.3 years on average

Big Bank – Act Like Small Privately Owned Company

Marketplace Sound Asset Quality

Strong Financial Performance Consistent Shareholder Returns

3

Historical Performance

Historical Financial Data (1987-2007)* *(Dollars in millions, except for share data)*

Year End	Total Assets	Net Income	Diluted Earnings Per Share	Return on Average Assets	Return on Average Equity	Dividends Per Share	Stock Splits and Dividends	
2007	**$12,749**	**$153.2 ****	**$1.21**	**1.25 %**	**16.43 %**	**$ 0.83**	**5/07 - 5%**	**Stock Dividend**
2006	12,395	163.7	1.27	1.33	17.24	0.81	5/06 - 5%	Stock Dividend
2005	12,436	163.4	1.29	1.39	19.17	0.79	5/05 - 5%	Stock Dividend
2004	10,763	154.4	1.28	1.51	22.77	0.77	5/04 - 5%	Stock Dividend
2003	9,873	153.4	1.27	1.63	24.21	0.73	5/03 - 5%	Stock Dividend
2002	9,148	154.6	1.23	1.78	23.59	0.70	5/02 - 5:4	Stock Split
2001	8,590	135.2	1.03	1.68	19.70	0.65	5/01 - 5%	Stock Dividend
2000	6,426	106.8	0.99	1.72	20.28	0.61	5/00 - 5%	Stock Dividend
1999	6,360	106.3	0.94	1.75	18.35	0.58	5/99 - 5%	Stock Dividend
1998	5,541	97.3	0.90	1.82	18.47	0.53	5/98 - 5:4	Stock Split
1997	5,091	85.0	0.82	1.67	18.88	0.45	5/97 - 5%	Stock Dividend
1996	4,687	67.5	0.72	1.47	17.23	0.41	5/96 - 5%	Stock Dividend
1995	4,586	62.6	0.66	1.40	16.60	0.39	5/95 - 5%	Stock Dividend
1994	3,744	59.0	0.73	1.60	20.03	0.38	5/94 - 10%	Stock Dividend
1993	3,605	56.4	0.71	1.62	21.42	0.30	4/93 - 5:4	Stock Split
1992	3,357	43.4	0.55	1.36	19.17	0.26	4/92 - 3:2	Stock Split
1991	3,055	31.7	0.41	1.29	15.40	0.25		
1990	2,149	28.6	0.37	1.44	14.54	0.25		
1989	1,975	36.0	0.46	1.92	19.93	0.24		
1988	1,835	34.2	0.44	2.00	20.96	0.21	7/88 - 3:2	Stock Split
1987	1,663	32.1	0.42	2.02	22.95	0.21		

* Per share data reflects the 5% common stock dividend to be issued on May 23, 2008.

** Includes $10.4 million after-tax, or $0.08 per share, other than temporary impairment charge on government-sponsored investment grade perpetual callable preferred securities.

4

Valley National Bancorp

Valley’s Performance

Consistent strong performance despite difficult economic / market conditions

Compressed margins Flat to inverted yield curve

Impact of marketplace to riskier loans, terms and conditions Market dislocation

Valley’s objectives

Maintain a quality balance sheet

Manage balance sheet, not be managed by balance sheet growth Continue to produce strong operating results Minimize earnings volatility

5	5

Credit Quality

Focus on loan quality and profitability over growth Proven record of superior asset quality throughout various economic cycles Have always abstained from exotic residential mortgage structures and other volatile products, including sub-prime loans, option ARMs and high loan to value home equity and residential loans

6

Loan Quality 2003-3/31/2008

2.00%

Loans Average 1.50% and Total 1.00% of

0.50% 0.44%

0.36% 0.36% 0.37%

0.32%

0.33%

Percentage 0.18%

0.12% 0.14%

0.11% 0.11%

0.05% 0.00%

2003 2004 2005 2006 2007 3/31/2008

annualized

Non-Performing Loans to Total Loans Net Charge-offs to Average Loans

7

Net Charge-offs to Average Loans*

2003—2007 (average)

1.00%

(%) 0.85% Loans 0.80% Average 0.60% to 0.41% 0.40% offs 0.32%

- 0.23% 0.23%

0.20% 0.12% 0.13% 0.10% Charge 0.11% Net 0.00% 0.00% 0.00% 0.00% Total Loans Consumer Home Equity Construction & Commercial 1-4 Family Development

Valley Peer Group

Peer group consists of banks with total assets between $3 billion and $50 billion *Source—SNL Financial 8

Net Charge-offs to Average Loans

Total Loan Portfolio

Net Charge-offs to Average Loans (%)

1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Recession Valley FDIC Insured Commercial Banks

Source – FDIC 9

Residential Mtg. Customer Profile

Valley Customer Profile

Residential Customer1

Original Loan to Value 59%

Current Market Value Loan to Value 42%

Current FICO Score 750

30	day + Delinquency Rate

Industry2 Valley3

Residential Mortgage 6.85% 0.30%

Home Equity Loans 16.35% 0.21%

Sub-prime Loans 28.18% N/A

1	Valley customer profile reflects an portfolio review conducted by an independent 3rd party in September 2007
2	Reflects January 2008 Indymac servicing data
3	Reflects April 30, 2008 delinquency rates 10

Net Charge-offs to Average Loans

Residential Mortgages

Net Charge-offs to Average Loans (%)

0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00%

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Recession Valley FDIC Insured Commercial Banks

*	Increase between 1993 – 1997 is mainly attributable to acquisitions 11 Source – FDIC

Net Charge-offs to Average Loans

Home Equity

Net Charge-offs to Average Loans (%)

0.50% 0.40% 0.30% 0.20% 0.10% 0.00% -0.10%

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Recession Valley FDIC Insured Commercial Banks

*	Increase between 1993 – 1997 is mainly attributable to acquisitions 12 Source – FDIC

Greater Community Bank Acquisition

Overview

Commercial bank with nearly $1.0 billion in total assets Well-run financial institution—credit quality, loan underwriting standards and no known exposure to sub-prime 16 full-service branches located in northern New Jersey

Deal Expectations

Over 30% of non-interest expense cost saves Accretive to EPS within one year from closing

Expected to close in the 3rd quarter, subject to regulator and shareholder approval

Greater Community Bank

8	new communities Valley National Bank Greater Community Bank

Minimal overlap

Valley’s Capital Position*

As of March 31, 2008 Proforma – Post Merger

7.58%	Leverage Ratio 7.47%
9.63%	Tier 1 Capital 9.41%
11.42%	Total Capital 11.16%
5.92%	Tangible Equity to Tangible Assets 5.76%
7.75%	Tangible Equity to Risk Weighted Assets 7.47%

Valley’s New Jersey and Rockland County Locations

Branches under Construction

Jersey City II, Hudson County Milltown, Middlesex County North Brunswick, Middlesex County Piscataway, Middlesex County Freehold, Monmouth County Manalapan, Monmouth County Chestnut Ridge, Rockland County Montebello, Rockland County

Current Valley branches Branches under construction

Greater Community Bank branches 16

Valley’s New York City Locations

Branches under Construction

7726 3rd Avenue, Brooklyn 4501 13th Avenue, Brooklyn 2054 86th Street, Brooklyn

207 Brighton Beach Avenue, Brooklyn 1212 Avenue M, Brooklyn 2902 Avenue U, Brooklyn 111 4th Avenue, Manhattan 107 Liberty Avenue, Queens

69-20 80th Street, Queens

61-80 Grand Avenue, Queens

76-09 Main Street, Queens

Current Valley branches Branches under construction

For More Information

Log onto our web site: www.valleynationalbank.com Visit our kids site: www.vnbkids.com E-mail requests to: dgrenz@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380

Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470

Attn: Dianne M. Grenz, First Senior Vice President Director of Shareholder & Public Relations

Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC